UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 14, 2019
Date of Report (Date of earliest event reported)
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QUINTANA ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)
  __________________________

Delaware	001-38383	82-1221944
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code: (832) 518-4094)
(Former name or former address, if changed since last report: Not Applicable)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	QES	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Quintana Energy Services Inc. (the “Company”) held on May 14, 2019, the Company’s stockholders were asked to consider and vote upon the following two proposals: (1) the election of seven directors, each for a term to expire at the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified and (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on March 29, 2019:
1. The seven directors that were up for election at the Annual Meeting were each elected for a term to expire at the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Votes regarding the election of these directors were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Corbin J. Robertson, Jr.	26,908,438	1,168,500	1,785,884
Dalton Boutté, Jr.	27,861,771	215,167	1,785,884
Rocky L. Duckworth	27,723,645	353,293	1,785,884
Gunnar Eliassen	26,964,901	1,112,037	1,785,884
D. Rogers Herndon	27,049,501	1,027,437	1,785,884
Bobby S. Shackouls	27,887,181	189,757	1,785,884
Dag Skindlo	26,908,348	1,168,590	1,785,884

2.	PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

FOR	AGAINST	ABSTAIN
29,844,520	18,302	0
No other matters were submitted for stockholder action at the Annual Meeting.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTANA ENERGY SERVICES INC.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: May 17, 2019